THE ALGER FUNDS II

Alger International Opportunities Fund

Supplement dated December 15, 2010 to the
Summary Prospectus and
Prospectus dated March 1, 2010
As supplemented to date

Alger International Opportunities Fund

The Board of Trustees of The Alger Funds II (the "Trust") has approved liquidation of Alger International Opportunities Fund, a series of the Trust (the "Fund"). After the close of trading on the New York Stock Exchange on December 20, 2010 (normally 4:00 p.m., Eastern time), the Fund will be closed to further investment, excluding reinvestment of any dividends and distributions. Additionally, the Fund will begin to sell its portfolio holdings and invest all of its assets in cash or cash equivalents (such as commercial paper or money market instruments). It is anticipated that the Fund's assets will be distributed to investors on or about January 21, 2011.

Shareholders may choose to exchange their shares of the Fund for shares of another of the Alger Family of Funds prior to the Fund's liquidation. Liquidation of shares may be a taxable event to shareholders. Shareholders in Alger-sponsored tax-deferred accounts may choose to exchange their shares of the Fund for shares of another of the Alger Family of Funds prior to the Fund's liquidation, or their shares will be exchanged for shares of Alger Money Market Fund. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of the liquidation.

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